EXHIBIT 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet as of June 29, 2002 and unaudited pro forma statement of operations of Applied Films for the fiscal year ended June 29, 2002 give effect to the sale of the Longmont Coatings Division. The unaudited pro forma balance sheet as of June 29, 2002 gives effect to the sale of the Longmont Coatings Division as if such transactions had been consummated on that date. The unaudited consolidated pro forma statement of operations is presented assuming the transaction was completed on July 1, 2001.

The unaudited pro forma financial statements are derived from the Company’s historical consolidated financial statements. The unaudited pro forma balance sheet as of June 29, 2002 and the statement of operations for the year ended June 29, 2002, are not necessarily indicative of the results of operations that actually would have been achieved had the sale of the Longmont Coatings Division been consummated as of the date indicated, or that may be achieved in the future. The unaudited pro forma financial statements are based on management’s estimate of the effects of the sale of the Longmont Coatings Division. Pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable and are described in the accompanying notes. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Applied Films.

Pursuant to the purchase agreement, the final purchase price was $5,196,437, which was paid in cash.

APPLIED FILMS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 29, 2002
(in thousands, except share data)

                                                                                        Longmont
                                                                                        Coatings
                                                                         Historical     Division       Pro Forma
                                                                       -------------- -------------- ---------------
ASSETS
Current Assets:
   Cash and cash equivalents..........................................   $   39,105    $    5,196   c. $   44,301
   Marketable securities..............................................       43,544                        43,544
   Accounts and trade notes receivable................................        9,160          (898)  d.      8,262
   Revenue in excess of billings......................................       27,246                        27,246
   Inventories, net ..................................................       10,101        (2,504)  a.      7,597
   Prepaid expenses and other.........................................        1,845                         1,845
   Net current assets of discontinued operations......................         -              182   d.        182
                                                                       -------------- -------------- ---------------
     Total current assets ............................................      131,001         1,976         132,977

   Property, plant and equipment......................................        7,640        (1,401)  a.      6,239
   Goodwill and intangible assets.....................................       55,408                        55,408
   Investment in Joint Venture........................................       10,004                        10,004
   Deferred tax asset, net ...........................................       11,398                        11,398
   Other assets.......................................................          373                           373
                                                                       -------------- -------------- ---------------
Total Assets .........................................................   $  215,824    $      575      $  216,399
                                                                       ============== ============== ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Trade accounts payable ............................................   $    9,662    $     (410)  d. $    9,252
   Accrued expenses ..................................................       25,768          (306)  d.     25,462
   Billings in excess of revenue......................................        8,213                         8,213
   Current portion of deferred gross profit, deferred gain and lease
     obligation.......................................................          414                           414
   Deferred tax liability.............................................        5,758                         5,758
                                                                       -------------- -------------- ---------------
     Total current liabilities .......................................       49,815          (716)         49,099

   Long-term portion of:
     Debt.............................................................         -                             -
     Deferred gross profit, deferred gain and lease obligation........        2,427                         2,427
   Accrued pension benefit obligation.................................        9,012                         9,012
                                                                       -------------- -------------- ---------------
     Total Liabilities ...............................................       61,254          (716)         60,538

STOCKHOLDERS' EQUITY:
   Series A Convertible Preferred Stock; no par value, 1,000,000
     shares authorized; 0 shares outstanding at  June 29, 2002........         -                             -
   Common Stock, no par value, 40,000,000 shares authorized,
     11,027,310 shares issued and outstanding at June 29, 2002 .......      159,610                       159,610
   Warrants and stock options.........................................          734                           734
   Other cumulative comprehensive loss................................       (7,995)                       (7,995)
   Retained earnings .................................................        2,221         1,291   a.      3,512
                                                                       -------------- -------------- ---------------
Total Stockholders' Equity ...........................................      154,570         1,291         155,861
                                                                       -------------- -------------- ---------------

Total Liabilities & Stockholders' Equity .............................   $  215,824    $      575      $  216,399
                                                                       ============== ============== ===============

                      See Accompanying Notes to Pro Forma Consolidated Financial Statements.

APPLIED FILMS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 29, 2002
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                       Longmont
                                                                       Coatings
                                                       Historical      Division      Pro Forma
                                                    --------------- -------------- --------------

Net revenues........................................   $ 143,718      $  (6,576)  b. $ 137,142

Cost of goods sold..................................     111,524         (6,950)  b.   104,574
                                                    --------------- -------------- --------------
Gross profit........................................      32,194            374         32,568

Operating expenses:
   Selling, general and administrative..............      24,101           (354)  b.    23,747
   Research and development.........................       9,401           (181)  b.     9,220
   Amortization of other intangible assets..........       3,356                         3,356
                                                    --------------- -------------- --------------
Loss from operations................................      (4,664)           909         (3,755)

Other (expense) income:
   Interest income (expense)........................         701                           701
   Other income, net................................       2,249                         2,249
   Equity earnings of joint venture.................         465                           465
                                                    --------------- -------------- --------------
Income (loss) before income taxes...................      (1,249)           909           (340)

Income tax benefit (provision)......................         227           (318)  b.       (91)
                                                    --------------- -------------- --------------

Net loss............................................      (1,022)           591           (431)

Preferred stock dividends...........................        (315)                         (315)
                                                    --------------- -------------- --------------

Net loss applicable to common stockholders..........   $  (1,337)     $     591      $    (746)
                                                     ============== ============== ==============

Net loss per common share:
   Basic............................................   $   (0.14)                    $   (0.08)
                                                     ==============                ==============
   Diluted .........................................   $   (0.14)                    $   (0.08)
                                                     ==============                ==============

Weighted average common shares outstanding:
   Basic............................................       9,628                         9,628
                                                     ==============                ==============
   Diluted..........................................       9,628                         9,628
                                                     ==============                ==============

                 See Accompanying Notes to Pro Forma Consolidated Financial Statements.

APPLIED FILMS CORPORATION
NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

Footnotes:

a.	Reflects the removal of the assets in accordance with the asset purchase agreement including; inventories, net of reserves for obsolescence and property plant and equipment net of accumulated depreciation, related to the Longmont Coatings Division.

b.	Reflects the removal of the revenue and expenses including sales, general and administrative and research and development costs related to the Longmont Coatings Division.

c.	Reflects the entire purchase price, which was received in cash at the closing of the transaction.

d.	Reflects amounts directly related to the Longmont Coatings Division, which are not part of the sale of the Division but are no longer included in continuing operations.

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